UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

         Date of Report (Date of earliest event reported): June 2, 2009

                          Gulf Island Fabrication, Inc.
             (Exact name of registrant as specified in its charter)


          Louisiana                   0-22303                72-1147390
   (State of incorporation)  (Commission File Number)      (IRS Employer
                                                        Identification No.)


     567 Thompson Road, Houma, Louisiana              70363
       (Address of principal executive offices)     (Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry Into a Material Definitive Agreement

     Effective June 2, 2009, the Company, as borrower, Whitney National Bank and JPMorgan Chase Bank, N.A., as lenders, and the guarantors specified therein, entered into the Eighth Amendment to Ninth Amended and Restated Credit Agreement (as amended, the "Credit Facility"). The amendment (i) extends the term of the Credit Facility from December 31, 2010 to December 31, 2011, and (ii) increases the commitment fee and the applicable margin on Eurodollar advances. The foregoing summary is qualified by the full text of the amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

     (d)     Exhibits.

             The following exhibit is filed herewith:

             Exhibit No.   Description
             -----------   -----------

             10.1          Eighth Amendment to Ninth Amended and Restated Credit
                           Agreement.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GULF ISLAND FABRICATION, INC.



                             By:              /s/ Robin A. Seibert
                                   ---------------------------------------------
                                                  Robin A. Seibert
                                             Vice President - Finance,
                                              Chief Financial Officer
                                                   and Treasurer
                                           (Principal Financial Officer
                                            and Duly Authorized Officer)

Dated: June 3, 2009


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                                  EXHIBIT INDEX
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Exhibit
Number       Description of Exhibits

10.1         Eighth Amendment to Ninth Amended and Restated Credit Agreement.



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